Institutional Class HARXX
Administrative Class HRMSX

Harbor Money Market Fund

Supplement to Summary Prospectus dated March 1, 2022
September 12, 2022
Harbor Funds’ Board of Trustees has determined to liquidate and dissolve Harbor Money Market Fund (the “Fund”). The liquidation of the Fund is expected to occur on December 9, 2022 (the “Liquidation Date”). The liquidation proceeds will be distributed to any remaining shareholders of the Fund on the Liquidation Date.
Shareholders may exchange shares of the Fund for another Harbor fund, or redeem shares out of the Fund, in accordance with Harbor’s exchange and redemption policies as set forth in the Fund’s prospectus, until the Liquidation Date.
In order to ready the Fund for liquidation, the Fund’s portfolio of investments will be transitioned prior to the planned Liquidation Date to one that consists of all or substantially all cash, cash equivalents and debt securities with remaining maturities of less than one year. As a result, shareholders should no longer expect that the Fund will seek to achieve its investment objective as stated in the Fund’s prospectus.
The Fund was closed to new investors after the close of business on Friday, May 15, 2020 and will remain closed. The Fund will no longer accept additional investments from existing shareholders beginning on November 25, 2022. As of the Liquidation Date, the checkwriting privilege for shareholders in Harbor Money Market Fund will terminate. Effective immediately, check books will no longer be issued. Any checks written prior to the date of this supplement will be honored. Any checks written after the date of this supplement will be payable until the Liquidation Date.
Investors Should Retain This Supplement For Future Reference
S0922.SP.HMMF